UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2009

URBAN OUTFITTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-22754	23-2003332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 South Broad St, Philadelphia PA	19112-1495
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 454-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 24, 2009, the Board of Directors (the “Board”) of Urban Outfitters, Inc. (the “Company”) adopted amendments, effective as of that date, to the Company’s Amended and Restated Bylaws (the “Bylaws”).

The amendments (i) require the addition of certain information to a shareholder’s notice with respect to a nomination for election to the Board and a shareholder proposal of business at an annual meeting of shareholders (“Annual Meeting”), (ii) establish procedures whereby the Board may fix a record date for the determination of shareholders of record for meetings of shareholders, distributions, action by written consent of shareholders, and other purposes, (iii) allow a shareholder to certify the persons for whose account shares registered to the shareholder are held, (iv) establish a classified Board and provide that the classes are to be filled by election at the next Annual Meeting, (v) formalize the role of Chief Executive Officer as an officer of the Company and make certain conforming changes to clarify the duties of the officers of the Company, (vi) formalize the role of the Chief Financial Officer as performing the duties of the Treasurer, if no separate Treasurer has been appointed, (vii) provide changes to the indemnification of, and advancement of expenses to, directors and officers, (viii) change the specified month for the Annual Meeting from April to May, and (ix) make other clarifying or conforming language changes.

More specifically, the amendments to Section 1.07 of the Bylaws and new Section 1.08 of the amended Bylaws provide that additional information must be set out in a shareholder’s notice to the Secretary of the Company with respect to a nomination for election to the Board and a shareholder proposal of business at an Annual Meeting. The amended Bylaws provide that the shareholder must provide the following information (in addition to the information that was previously required): (a) a representation that the shareholder will notify the Company of the number of and class of shares owned by the shareholder and any Shareholder Associated Person (as defined in the amended Bylaws) as of the record date, (b) a representation that the shareholder will notify the Company of any agreement, arrangement or understandings between the shareholder and each nominee or any other person or persons, pursuant to which the nomination is to be made or the business is to be proposed, as of the record date, and (c) information regarding the shareholder or Shareholder Associated Person’s ownership of Derivative Instruments (as defined in the amended Bylaws) or any other opportunity to profit from a change in the value of shares of the Company and the existence of any hedging transactions, accompanied by a representation that the shareholder will notify the Company of any changes in such information as of the record date.

New Section 1.09 of the amended Bylaws allows the Board to fix a record date (not more than 90 days before the meeting, distribution, or other event) for determination of the shareholders entitled to notice of, or to vote at, a meeting of shareholders; entitled to a distribution; and for other purposes. New Section 1.09 of the amended Bylaws also requires a shareholder to give written notice to the Secretary of the Company before the shareholders may take action by written consent. In such a case, the Board must fix, by resolution within 20 days of the request, a record date for determination of the shareholders entitled to take the action by written consent, and the record date must not precede the resolution and must be within 20 days of the resolution.

In addition, new Section 1.09 of the amended Bylaws allows a shareholder to certify the persons for whose account shares registered to the shareholder are held.

The amendments to Section 2.02 establish a classified Board, consisting of three classes to be filled by election by the shareholders at the 2009 Annual Meeting, and the initial terms to be served by each class. Before the amendments, the Bylaws provided for a one year term for each director. In adopting this amendment to Section 2.02, the Board considered it in the best interest of the Company to maintain continuity among the members of the Board through the use of staggered terms. For the directors elected at the 2009 Annual Meeting, the Class I directors will serve an initial term expiring at the first succeeding Annual Meeting, the Class II directors will serve an initial term expiring at the second succeeding Annual Meeting, and the Class III directors will serve an initial term expiring at the third succeeding Annual Meeting. Directors elected at subsequent Annual Meetings will be elected for a term expiring at the third Annual Meeting following election.

New Section 4.06 of the amended Bylaws formalizes the role of Chief Executive Officer and describes the powers and responsibilities of the role, to conform to existing Company practice. Additional conforming changes were made to Article 1, Article 2, and Article 4 of the Bylaws to include the Chief Executive Officer and to delineate the responsibilities of the Chief Executive Officer from those of the President.

New Section 4.11 of the amended Bylaws formalizes the role of the Chief Financial Officer as performing the duties of the Treasurer, if no separate Treasurer has been appointed.

The amendments to Section 5.08 of the Bylaws provide that the Company is not obligated to indemnify, or to advance expenses to, directors or officers with respect to any action or suit commenced by the director or officer, except mandatory counterclaims, affirmative defenses or enforcement of the right to indemnification or advancement of expenses. Amendments to Sections 5.02 and 5.03 broaden indemnification of and advancement of expenses to directors and officers to include situations where the director or officer serves as a witness or participates in connection with an action, suit or proceeding. Before the amendments, the Bylaws provided for indemnification of directors and officers who were or were threatened to be parties to an action, suit, or proceeding and for advancement of expenses to directors and officers who were defending an action, suit or proceeding.

The foregoing summary of changes to the Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws of the Company, as amended, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On February 24, 2009, the Audit Committee of the Board of Directors approved the retention by Richard A. Hayne, Chairman of the Board and President of the Company, of the Company’s Chief Development Officer to provide certain project management services at Mr. Hayne’s personal residence, which services are to be provided outside of his work time and are to be paid for personally by Mr. Hayne.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Urban Outfitters, Inc. (as of February 24, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN OUTFITTERS, INC.

Date: March 2, 2009	By:	/s/ John E. Kyees
John E. Kyees
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Urban Outfitters, Inc. (as of February 24, 2009).